Exhibit 99.4

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                  REMIC Multi-Class Pass-Through Certificates

                                 SEPTEMBER 1997

                                  Series 1997-2

     Pursuant to the Pooling and Servicing Agreement dated as of February 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the
"Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a)  The amounts below are for a Single Certificate of $1,000.

     i)   The amount of such distribution allocable to principal:

     Class 1-A1....$        0.00000000       Class 2-A1....$       24.85084886
     Class 1-A2....$        0.00000000       Class 2-A2....$        0.00000000
     Class 1-A3....$        0.00000000       Class 2-A3....$        0.00000000
     Class 1-A4....$       15.77952801       Class 2-A4....$        0.00000000
     Class 1-A5....$       10.08439598       Class 2-A5....$        7.93786725
     Class 1-A6....$       10.46421673       Class 2-A6....$      139.90896525
     Class 1-A7....$        4.68814903       Class 2-A7....$        3.17938222
     Class 1-A8....$      219.97862267       Class 2-PO....$        3.48017311
     Class 1-A9....$      219.97862667       Class 2-M.....$        3.17935275
     Class 1-A10...$      114.04418866       Class 2-B1....$        3.17935628
     Class 1-A11...$       28.42682480       Class 2-B2....$        3.17935628
     Class 1-A12...$        0.00000000       Class 2-B3....$        3.17936604
     Class 1-A13...$        0.00000000       Class 2-B4....$        3.17934164
     Class 1-A14...$        0.00000000       Class 2-B5....$        3.17930185
     Class 1-A15...$      333.55976180
     Class 1-A16...$        0.70779952
     Class 1-A17...$        0.70780000
     Class 1-PO....$        0.47124334
     Class 1-M.....$        0.70780837
     Class 1-B1....$        0.70780813
     Class 1-B2....$        0.70780813
     Class 1-B3....$        0.70780639
     Class 1-B4....$        0.70781065
     Class 1-B5....$        0.70780589
     Class 1-R.....$        0.00000000
     Class 1-RL....$        0.00000000

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     Principal   Prepayments  included  in  the  above  principal   distribution
     (including amounts deposited pursuant to Section 3.17, Scheduled Principal Balances of Defaulted Mortgage Loans, Designated Loans and Defective Mortgage Loans which are being distributed on this Distribution Date):

           Class 1-A1....$        0.00000000     Class 2-A1...$    22.03233840
           Class 1-A2....$        0.00000000     Class 2-A2...$     0.00000000
           Class 1-A3....$        0.00000000     Class 2-A3...$     0.00000000
           Class 1-A4....$       15.22151819     Class 2-A4...$     0.00000000
           Class 1-A5....$        9.72778253     Class 2-A5...$     7.03757761
           Class 1-A6....$       10.09417171     Class 2-A6...$   124.04090037
           Class 1-A7....$        4.52236250     Class 2-A7...$     2.81878600
           Class 1-A8....$      212.19954135     Class 2-PO...$     3.08546207
           Class 1-A9....$      212.19954521     Class 2-B1...$     0.00000000
           Class 1-A10...$      110.01125579     Class 2-B2...$     0.00000000
           Class 1-A11...$       27.42156993     Class 2-B3...$     0.00000000
           Class 1-A12...$        0.00000000     Class 2-B4...$     0.00000000
           Class 1-A13...$        0.00000000     Class 2-B5...$     0.00000000
           Class 1-A14...$        0.00000000
           Class 1-A15...$      321.76412239
           Class 1-A16...$        0.68276968
           Class 1-A17...$        0.68277014
           Class 1-PO....$        0.45457881
           Class 1-M.....$        0.00000000
           Class 1-B1....$        0.00000000
           Class 1-B2....$        0.00000000
           Class 1-B3....$        0.00000000
           Class 1-B4....$        0.00000000
           Class 1-B5....$        0.00000000
           Class 1-R.....$        0.00000000
           Class 1-RL....$        0.00000000

     ii) The amount of such distribution to the Certificateholders of each class, allocable to Interest; Pay-out Rate:

           Class 1-A1....$        5.41666665                         6.50000000%
           Class 1-A2....$        5.62499995                         6.75000000%
           Class 1-A3....$        6.24999976                         7.50000000%
           Class 1-A4....$        5.45972798                         7.00000000%
           Class 1-A5....$        5.97537125                         7.50000000%
           Class 1-A6....$        5.96502756                         7.50000000%
           Class 1-A7....$        3.78601778                         7.50000000%
           Class 1-A8....$        3.83119867                         6.87500000%
           Class 1-A9....$        5.92094667                        10.62500000%
           Class 1-A10...$        5.17657943                         7.50000000%
           Class 1-A11...$        5.90092960                         7.50000000%
           Class 1-A12...$        6.25000064                         7.50000000%
           Class 1-A13...$        6.45833333                         7.75000000%
           Class 1-A14...$        5.00000000                         6.00000000%

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           Class 1-A15...$        3.11042697                         7.50000000%
           Class 1-A16...$        6.22407952                         7.50000000%
           Class 1-A17...$        6.22408000                         7.50000000%
           Class 1-S.....$        0.23148670                         0.32520000%
           Class 1-M.....$        6.22407905                         7.50000000%
           Class 1-B1....$        6.22408394                         7.50000000%
           Class 1-B2....$        6.22408394                         7.50000000%
           Class 1-B3....$        6.22408970                         7.50000000%
           Class 1-B4....$        6.22411243                         7.50000000%
           Class 1-B5....$        6.22410366                         7.50000000%
           Class 1-R.....$        0.00000000                         7.50000000%
           Class 1-RL....$        0.00000000                         7.50000000%
           Class 2-A1....$        5.09005642                         7.00000000%
           Class 2-A2....$        5.41666641                         6.50000000%
           Class 2-A3....$        5.41666667                         6.50000000%
           Class 2-A4....$        5.83333244                         7.00000000%
           Class 2-A5....$        5.66080729                         7.00000000%
           Class 2-A6....$        4.72561197                         7.00000000%
           Class 2-A7....$        5.72463111                         7.00000000%
           Class 2-S.....$        0.36286022                         0.49620000%
           Class 2-M.....$        5.72463663                         7.00000000%
           Class 2-B1....$        5.72463189                         7.00000000%
           Class 2-B2....$        5.72465410                         7.00000000%
           Class 2-B3....$        5.72465834                         7.00000000%
           Class 2-B4....$        5.72470328                         7.00000000%
           Class 2-B5....$        5.72466276                         7.00000000%

     iii) The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                     Pool 1            Pool 2
                                                     ------            ------
                                             $      88,756.89   $      18,786.89

(b)  The amounts below are for the aggregate of all certificates.

     iv)  The Pool Scheduled Principal
          Balances:..........................$ 425,580,413.06   $  82,522,258.39
          Number of Mortgage Loans:..........            1460                272

     v) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to all distributions allocable to principal made on such Distribution Date and the allocation of Realized Losses (separately identified), if any, as of such Distribution Date:

                                    Aggregate Principal     Single Certificate
                                        Balance                  Balance
                                        -------                  -------

          Class 1-A1........      $     51,348,218.00       $      1,000.00
          Class 1-A2........      $     65,627,405.00       $      1,000.00
          Class 1-A3........      $      5,215,005.00       $      1,000.00
          Class 1-A4........      $     54,543,342.42       $        920.17
          Class 1-A5........      $     23,820,651.98       $        945.98
          Class 1-A6........      $     17,699,278.21       $        943.94
          Class 1-A7........      $     95,968,612.46       $        999.49

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          Class 1-A8........      $      3,365,547.87       $        448.74
          Class 1-A9........      $        673,109.57       $        448.74
          Class 1-A10.......      $      6,815,296.98       $        714.21
          Class 1-A11.......      $     22,893,047.29       $        915.72
          Class 1-A12.......      $      5,886,977.00       $      1,000.00
          Class 1-A13.......      $      1,752,000.00       $      1,000.00
          Class 1-A14.......      $        292,000.00       $      1,000.00
          Class 1-A15.......      $      1,460,566.13       $        164.11
          Class 1-A16.......      $     41,796,087.56       $        995.14
          Class 1-A17.......      $      2,985,434.83       $        995.14
          Class 1-PO........      $      1,029,481.74       $        982.75
          Class 1-S.........      $    376,450,535.55       $      2,259.61
          Class 1-M.........      $      8,963,270.37       $        995.14
          Class 1-B1........      $      4,481,137.62       $        995.14
          Class 1-B2........      $      4,481,137.62       $        995.14
          Class 1-B3........      $      2,241,066.38       $        995.14
          Class 1-B4........      $        672,717.96       $        995.14
          Class 1-B5........      $      1,569,021.07       $        995.15
          Class 1-R........       $              0.00       $          0.00
          Class 1-RL........      $              0.00       $          0.00
          Class 2-A1........      $     12,922,800.73       $        847.73
          Class 2-A2........      $     13,163,000.00       $      1,000.00
          Class 2-A3........      $     12,831,000.00       $      1,000.00
          Class 2-A4........      $      1,856,714.00       $      1,000.00
          Class 2-A5........      $     23,868,696.04       $        962.49
          Class 2-A6........      $      8,386,693.76       $        670.20
          Class 2-A7........      $      8,803,673.43       $        978.19
          Class 2-S........       $     76,769,840.67       $        911.06
          Class 2-PO........      $        124,670.57       $        975.66
          Class 2-M........       $        880,626.65       $        978.19
          Class 2-B1.......       $        440,312.84       $        978.19
          Class 2-B2.......       $        440,312.84       $        978.19
          Class 2-B3.......       $        264,187.51       $        978.19
          Class 2-B4.......       $        176,125.33       $        978.19
          Class 2-B5.......       $        220,158.69       $        978.19

     vi) The following pertains to any real estate acquired on behalf of Certificateholders:
                                                    Pool 1            Pool 2
                                                    ------            ------
          Book Value.........................$         0.00   $           0.00
          Unpaid Principal Balance...........$         0.00   $           0.00

          The  aggregate  number of Mortgage  Loans  included  in the  Principal
          Balance set forth above:...........             0                  0

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     vii) Aggregate  number  and  aggregate  Principal  Balances  of  delinquent
          Mortgage Loans, as of the opening of business on the related Determination Date:

                                                       Loans   Principal Balance
                                                       -----   -----------------
          Pool 1...................
              *(1)  *30-59 days                          10    $    2,829,138.43
               (2)  60-89 days                            0    $            0.00
               (3)  90 days or more                       1    $      223,250.00
               (4)  in foreclosure                        6    $    1,978,558.30

          Pool 2...................
              *(1)  30-59 days                            4    $    1,105,124.07
               (2)  60-89 days                            0    $            0.00
               (3)  90 days or more                       0    $            0.00
               (4)  in foreclosure                        0    $            0.00

     viii)The  aggregate  number  of  replaced   Mortgage  loans  and  Scheduled
          Principal Balance:

          Pool 1..........................................0    $           0.00
          Pool 2..........................................0    $           0.00

     ix) The aggregate number of modified Mortgage loans and Principal Balance:

          Pool 1..........................................0    $           0.00
          Pool 2..........................................0    $           0.00

     x)  Certificate Interest Rate of:

          Class 1-A8 Certificates:                 6.875000%
          Class 1-A9 Certificates:                10.625000%
          Class 1-S Certificates:                  0.325200%
          Class 2-S Certificates:                  0.496200%

                                                         Pool 1         Pool 2
                                                         ------         ------
     xi)  Senior Percentage:........................ 94.81920000%   97.13360000%
     xii) Group I Senior Percentage:................ 84.46585582%   86.71329500%
     xiii)Group II Senior Percentage:............... 10.35334418%   10.42030500%
     xiv) Senior Prepayment Percentage:.............100.00000000%  100.00000000%
     xv)  Group I Senior Prepayment Percentage:.....100.00000000%  100.00000000%
     xvi) Group II Senior Prepayment Percentage:....  0.00000000%    0.00000000%
     xvii)Group I Scheduled Distribution Percentage:  0.00000000%       N/A
     xviii)Group II Scheduled Distribution
          Percentage:...............................  0.00000000%       N/A
     xviv)Junior Percentage:........................  5.18080000%    2.86640000%
     xvx) Junior Prepayment Percentage:.............  0.00000000%    0.00000000%

     xvxi)Amount of distribution of Class 1-A7 Certificates allocable to interest accrued on Components of Class 1-A7 Certificates:

          Class 1-A7A Certificates:                $   256,600.47    7.50000000%
          Class 1-A7B Certificates:                $   343,867.59    7.50000000%
          Class 1-A7C Certificates:                $    83,807.31    7.50000000%
          Class 1-A7D Certificates:                $    23,116.11    7.50000000%

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     xvxii) Amount of  distribution  of Class  1-A5  Certificates  allocable  to interest accrued on Components of Class 1-A5 Certificates:

          Class 1-A5A Certificates:                $     5,712.50    7.50000000%
          Class 1-A5B Certificates:                $   144,753.67    7.50000000%

     * It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.